UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) July 10, 2008

ENVIRONMENTAL CONTROL CORPORATION
(Exact name of registrant as specified in its charter)

Nevada
(State or other jurisdiction of incorporation)

333-120682
(Commission File Number)

20-3626387
(IRS Employer Identification No.)

Suite 605- 1525 Robson St. Vancouver, BC V6G 1C3
(Address of principal executive offices and Zip Code)

604.669.3532
Registrant's telephone number, including area code

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 3.02	Unregistered Sales of Equity Securities.

On July 10, 2008, we issued 3,609,137 shares of our common stock pursuant to the redemption of convertible notes issued on February 26, 2007. 2,401,464 shares of common stock were issued to a company in which our president, chief executive officer and chairman, Albert E. Hickman holds a minority interest and 1,207,673 of the common stock was issued to a company controlled by another director of our company. The shares were issued in satisfaction of all principal and accrued interest due under the two convertible notes.

All of the shares were issued to two non-U.S. persons (as that term is defined in Regulation S promulgated under the Securities Act of 1933) relying on the exemption from registration provided by Regulation S and/or Section 4(2) of the Securities Act of 1933.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENVIRONMENTAL CONTROL CORPORATION

/s/ Albert E. Hickman
Albert E. Hickman
President, CEO, Chairman and Director

Date: July 11, 2008